FOMO CORP.

. . .A PUBLICLY TRADED COMPANY FOCUSED ON BUSINESS INCUBATION AND ACCELERATION.

SPRING 2021

OTC MKTS: ETFM

SAFE HARBOR

All information presented herein with respect to the existing and future business and historical operating results of FOMO, Inc. (the "Company") and estimates as to future operations, including the possible acquisition of companies that are the subject of Letters of Intent, are based on materials prepared by the Company's management and involve significant subjective judgment and analysis which may or not be correct. While the information provided herein is believed to be accurate and reliable, the Company makes no representations or warranties, express or implied, as to the accuracy or completeness of such information. Nothing contained herein is or should be relied upon as a promise or representation as to the future, particularly with respect to the possible acquisition of companies that are subject of Letters of Intent, which are subject to our due diligence and a deginitive signed agreement between the respective parties, of which there are no assurances will be successfully completed. No information in this presentation should be construed as any indication whatsoever of the Company's future revenues, operating results, or stock price .

FOMO CORP

TABLE OF CONTENTS

MULTI-YEAR PLAN:

FOCUS ON CLEAN-TECH

- ❖ The global market for energy efficiency is $360 billion/year according to Smartcities which is bigger than renewables
  - ✓ Saving energy is more cost-effective than making renewable power
- ❖ More than 76% of all U.S. electricity and over 40% of greenhouse gas (GHG) emissions are from buildings according to the U.S. Department of Energy
  - ✓ FOMO focuses on making buildings smarter, healthier, and more energy efficient
  - ✓ FOMO focuses on the two largest building energy consumers: Lighting and HVAC
- ❖ The new Administration, subject to successful legislation, plans to upgrade 4 million buildings for energy efficiency
  - ✓ FOMO is ideally positioned to support the public and private sector demand for Clean-Tech

Summary: Over the next several years, FOMO intends to focus primarily on the "mission critical" market of Clean Technology. "Clean-Tech" is lucrative, and the demand is increasing given the rising concerns about climate change and the need for economic sustainability. FOMO's current and possible future companies have demonstrated the energy savings that lower monthly utility bills, which typically serve the U.S. and its territories and international accounts upon request.

FOMO CORP

FOMO CORP. JOURNEY

WHERE ARE WE NOW?

- Financials are current
- Acquired 3 companies:
  - Purge Virus
  - Independence LED Lighting
  - Energy Intelligence Center
- Planned acquisition of four companies under LOI
- Established FOMO CORP. Advisory Board
- Launched Website (*www.fomoworldwide.com*)
- Established Discord chatroom
- Partnerships created with Online Energy Manager, Clean Peak Energy, Agile Technologies, WorkMerk, and BuildingFit

WHERE ARE WE GOING?

- Launch capital raise to fund acquisitions
- Complete name and ticker change
- Acquire four companies currently under LOI, subject to due diligence
- Integrate acquired companies into the FOMO ecosystem to capitalize on synergies between entities, resulting in potential increased revenues
- Develop Strategic Plan
- Explore additional strategic acquisitions

FOMO ECO-SYSTEM


DISINFECTION SOLUTIONS
PURGE VIRUS
STAY SAFE and HEALTHY
PPE SOURCE
INTERNATIONAL
AGILE TECHNOLOGIES
ENERGY EFFICIENCY
ENERGY INTELLIGENCE CENTER
Clean Peak Energy
ONLINE ENERGY MANAGER
buildingfit
FOMO
CORP
SMART LIGHTING
INDEPENDENCE
LED Lighting | Forged in America
EcoLite
Leader in LED Lighting
LEDFUNDING
CHANGING THE WAY WE SEE THE WORLD ONE LIGHT AT A TIME
LUX
SOLUTIONS
SYSTEM INTEGRATION
NATIONAL
.COM
SYSTEM INTEGRATORS
Key
Acquired (3)
Planned Acquisition (4)
Partnership (5)

PLANNED ACQUISITIONS

Company	FOMO Ecosystem Category	Acquisition Cost: Shares	Acquisition Cost: Cash	Benefits
EcoLite Holding	Smart Lighting	2.5M Pref B	$2M	- Smart lighting and improved en
LED Funding / Lux Solutions	Smart Lighting	2M Pref B	$3M	- Proven unique cost-effective de resulting in major savings - Extensive pipeline of financing a opportunities including major mi governmental accounts - Expands FOMO's reach into Sol

FOMO CORP. LEADERSHIP & ADVISORY BOARD



Vik Grover, CFA

President and CEO, FOMO CORP.



Wayman Baker, PhD

EVP Corp. Dev. and Investor Relations, FOMO CORP.



Andrea L. Breaux

Director of Marketing: EcoLite + PPESI



Charles Szoradi, LEED AP

Founder & CEO, Purge Virus, LLC



Roderick Martin

Founder / Managing Partner, Agile Technologies Group



John Kelly, CLMC

Founder and CEO, PPE Source International / South Central Regional Sales Director, Purge Virus



William F. Butler

CEO, SmartGuard Energy, LLC



Dilip Limaye

Founder & Owner, Online Energy Manager



Paul Benis

CEO, National System Integrators

FOMO CORP

FOMO'S CURRENT HOLDINGS
&
PLANNED ACQUISITIONS

The companies marked "Planned Acquisitions" below the company name have signed Letters of Intent (LOI) with FOMO.

ECOLITE HOLDING

Planned Acquisition: https://ecoliteled.com/ (under LOI)

Company Overview:

EcoLite partners with LED technology leaders to provide leading-edge technology that is viable, practical and effective. EcoLite provides 'Best in Class' LED lighting by combining North American R&D and ingenuity with world-class production from its exclusive partners. EcoLite's R&D expertise is based on extensive experience in all mission-critical aspects of LED lighting required for a lamp to shine bright, efficiently and effectively - namely lens optics, drivers, electronics and thermal management.

Strategic Differentiators:

- Our North American team develops and innovates every LED light we sell, in tandem with our exclusive LED manufacturing partners here in the U.S. and in Asia.
- EcoLite has an Insured Guaranteed Savings program which guarantees both the energy and maintenance cost savings projected from LED lighting, insured by a global underwriter.
- Incomparable 10 Year/50,000 Hour Insurance backed Non Pro-Rated Product and Labor Warranty.
- LED lighting is paid for from a portion of the savings it generates - with no money paid up-front, no debt and no capital expenditure. Instead, an operating lease is created, with a $1 buyback, treated as off-balance sheet financing, with no effect on any existing bank or debt covenants.

KEY FIGURES

2020 Revenue*:	$4.2M
Total Addressable Market:	$12.8B
Staff:	20

*Unaudited

SMARTGUARD SOLUTIONS COMPANIES:

LED FUNDING / LUX SOLUTIONS

Planned Acquisitions: https://ledcapital.org and https://www.luxsolutions.com (under LOI)

LEDFUNDING
CHANGING THE WAY WE SEE THE WORLD ONE LIGHT AT A TIME

LUX SOLUTIONS

Company Overviews:

LED Funding established in 2014 provides comprehensive, turnkey energy-efficient lighting solutions enabling customers to save over 50% on the lighting portion of their energy bill with NO upfront costs. We have pioneered the Lighting-as-a-Service (LaaS) business model and have retrofitted more than 300 buildings in the continental U.S. and Puerto Rico with LED lighting and controls. Our contracts have been vetted by two of the Big Four Public Accounting Firms as qualifying for "off-balance sheet" accounting treatment for our clients and have been accepted for funding by major, U.S. financial institutions.

Lux Solutions provides energy audits, consultation, specification, and installation of lighting assets and energy services.

LED Funding and Lux Solutions recently expanded their business offerings by providing roof-top solar financing and installation.

Other SmartGuard units under review for future acquisition include disinfection robots and equipment. (https://smartguard-solutions.com)

How it Works

Energy Audit + Credit Review > Proposal + Contract > Installation + Acceptance > 10 years Worry Free Lighting + Energy Savings

KEY FIGURES

2020 Revenue*:	$3.2M
Total Addressable Market:	$9.89B
Staff:	37

*Unaudited

FOMO CORP

NSI NATIONAL SYSTEM INTEGRATORS

Planned Acquisition: http://nationalsystemintegrators.com/ (under LOI)

Company Overview:

NSI is a complete 24/7 service and sales organization for heating, ventilation, air conditioning, and refrigeration. NSI has a team of highly skilled and certified technicians with advanced diagnostics and tools to service any commercial HVAC system.

Strategic Differentiators

- Profitable growth year over year with a national fleet and network.
- Customer retention rate of 99%, with a relentless focus on customers.
- Innovative projects serving diverse communities.

KEY FIGURES

2020 Revenue*:	~$3M
Total Addressable Market:	$5.29B
Staff:	20

**Unaudited*

INDEPENDENCE LED

Asset Purchase: https://independenceled.com/

Company Overview:

Independence LED Lighting, established in 2011, provides turn-key lighting solutions for a broad range of clients that includes a line of award-winning Made in the USA LED fixtures for commercial markets. We also have a line of advanced agriculture "grow lights" with custom wavelengths to match the needs for leafy greens, hemp, and cannabis. Independence LED Lighting's products are produced within its partner's 50,000 square foot manufacturing facility in Norristown, Pennsylvania.

Intellectual Property:

Granted Patent with the U.S. Patent and Trademark Office (USPTO): US-20120062129A1 "Light Engine Device with Direct to Linear System Driver"

Buy American Act Compliant:

We were one of the first companies to meet the BAA compliance for LED lighting to sell to the U.S. Government (*www.BAAcompliantLED.com*), and our products are listed on the GSA Schedule for government procurement.

KEY FIGURES

2020 Revenue*:	$274K
Total Addressable Market:	$4.4B
Staff:	9

**Unaudited*

PURGE VIRUS LLC

Wholly Owned Subsidiary: https://purgevirus.com/

PURGE VIRUS
STAY SAFE and HEALTHY

Company Overview:

Purge Virus, LLC is a “One-Stop-Shop” for proven and cost-effective germicidal disinfection of air and hard surfaces across the commercial and residential landscape. Purge Virus aligns appropriate ultraviolet and technologies to the HVAC systems and needs of its customers’ facilities to help reduce the spread of COVID-19 and future pathogens. In short, PV focuses on creating safe, healthy, and also energy efficient “smart” properties.

Intellectual Property:

Pending Patents with the U.S. Patent and Trademark Office (USPTO): “UV-C Germicidal LED Strip Kits for HVAC Ducts” and “UV-C and Tabletop Devices to Disinfect Air”

REDUCE PARTICLES | REDUCE PATHOGENS | NEUTRALIZE ODORS | SAVE ENERGY | SAVE TIME

Sample strategic partnership:

Safely Opening Schools

KEY FIGURES

Revenue*: (Q4 ‘20 + Jan & Feb 2021)	$261K
Total Addressable Market:	$28.7B
Staff:	9

**Unaudited*

FOMO CORP

EIC ENERGY INTELLIGENCE CENTER

Asset Purchase: https://energyintelligencecenter.com/ (closing on 3/08/2021)

Company Overview:

The Energy Intelligence Center focuses on energy efficiency consulting and sustainability solutions. We can save 15% to 40% on HVAC, without changing any of the cooling equipment or impacting thermostat settings. We integrate advanced algorithmic software with existing Building Management Systems (BMS) and Building Automation Systems (BAS) as well as provide optimization for facilities that do not have BMS/BAS.

Intellectual Property:

The Energy Intelligence Center has a license to use the U.S. patent US8660702B2 "Central Cooling and Circulation Energy Management Control System".

Software:

OptikW is our online software platform for optimizing kilowatt consumption (www.Optikw.com)

Sample strategic partnerships:

Clean Peak Energy, buildingfit, Jordan Energy, Online Energy Manager, Airco Saver

KEY FIGURES

2020 Revenue*:	$150K
Total Addressable Market:	$27B
Staff:	9

*Unaudited

RISKS AND CONSIDERATIONS

- FOMO CORP. is a micro cap stock and is subject to innumerable risks.
- A prospective acquisition is subject to our due diligence and a final executed Definitive Agreement.
- Acquisitions need to be audited.
- There is no assurance whatsoever that we will successfully acquire the companies with whom we have Letters of Intent.
- Significant capital is required to fund acquisitions, of which there are no assurances.
- Acquisitions will require successful integration into FOMO CORP.
- Due to the pandemic, commercial buildings are currently underutilized as the workforce has shifted to work from home.

SUMMARY

- According to the US Energy Information Administration, there are over 87 BN sq. ft. of commercial real estate in the U.S. Conservatively, at $0.25 per square foot, FOMO's Total Addressable Market (TAM) is 87 BN x $0.25 + $28.7 BN (Purge Virus disinfection TAM) ~$50 BN.
- FOMO has built a strong team in the clean energy sector.
- FOMO requires significant capital for its planned acquisitions, of which there are no assurances.
- FOMO is focused on business incubation and acceleration.
- We are assembling a clean building portfolio to help fight the pandemic, save energy and money, and improve sustainability.
- FOMO is focused on integrating the acquired companies into the FOMO ecosystem in order to capitalize on the natural synergies among entities, resulting in increased revenues.
- FOMO will continue to explore new opportunities for strategic investments.

FOMO CORP

CONTACT

Vik Grover, CFA

President and CEO

Vik.Grover@fomoworldwide.com

Wayman Baker, PhD

EVP Corporate Development and Investor Relations

Wayman.Baker@fomoworldwide.com

www.fomoworldwide.com

FOMO CORP

APPENDIX

- ❖ Summary of Intellectual Property (IP)
- ❖ Monthly Recurring Revenue (MRR)
- ❖ Synergy for Customer Acquisition and Operations
- ❖ Artificial Intelligence (AI)
- ❖ Big Data
- ❖ Smart Power
- ❖ Sustainable Design

SUMMARY OF INTELLECTUAL PROPERTY (IP)

Intellectual Property is a key aspect of FOMO's ability to deliver potential long-term value for shareholders.

Purge Virus *(Current FOMO Holding)*:

- Pending: "UV-C Germicidal LED Strip Kits for HVAC Ducts"
- Pending: "UV-C and Tabletop Devices to Disinfect Air"

Independence LED *(Current FOMO Holding)*:

- Granted: US-20120062129A1 "Light Engine Device with Direct to Linear System Driver"

Energy Intelligence Center *(Current FOMO Holding)*:

- Licensed: US8660702B2 "Central Cooling and Circulation Energy Management Control System"

Partner Patent - Clean Peak Energy *(Current FOMO Partner)*:

- Granted: US6860431B2 "Strategic-Response Control System for Regulating Air Conditioners for Economic Operation"

MONTHLY RECURRING REVENUE (MRR)

FOMO's current and possible future holdings offer their customers the ability to pay for products and services over time. This is an advantage for the customers as well as for FOMO that builds a potential growing revenue stream month over month and year over year.

As examples, Energy Intelligence Center, EcoLite Holding, and LED Funding all have MMR offerings. Additionally, Purge Virus' latest offering Indoor Air Quality (IAQ) as a Service is a potential game changer for how building owners and operators engage with advanced disinfection technology.

IAQ as a Service
Indoor Air Quality has never been easier

www.IAQaaS.com



SYNERGY FOR CUSTOMER ACQUISITION AND OPERATIONS

Our current and possible future companies typically target C-Suite business owners and operators as well as facility managers and sustainability directors. By pooling resources for sales outreach and offering a collection of energy smart "tools" to end users, FOMO is potentially able to create synergy and cross-pollination that results in added revenue. This approach also is an advantage for the growing roster of outside sales representatives, who can receive commissions for selling more than one type of clean-tech solution.



The synergy is manifested in marketing and communications. We have recently engaged Schenck Strategies, a public relations firm to communicate value propositions of the FOMO offerings.

https://schenckstrategies.com/

ARTIFICIAL INTELLIGENCE (AI)


OptikW

Artificial Intelligence (AI) comes in many forms, and the **Energy Intelligence Center** sees tremendous potential in making air conditioning and refrigeration smarter than ever before.

Ai-Conditioning and **Ai-Refrigeration** are the **Research and Development** (R&D) areas of focus within the Energy Intelligence Center. As sensor and control technology continues to improve, our team is dedicated to advancing offerings with "big data" and the Internet of Things "IoT" to generate even more efficiencies than the market has been able to generate to date. Our continuous improvement process (CIP) is at the core of our mission to advance energy intelligence.

Ai-Conditioning

http://ai-conditioning.com/

Ai-Refrigeration

http://ai-refrigeration.com/

FOMO CORP

BIG DATA



Measurement is the key to management, and the bigger the data set the better. As each FOMO holding company engages with clients, the information on their HVAC systems, monthly utility bills and air handling units (AHUs) capacity in tonnage and cubic feet per minute (CFM) increases the data base.

Should FOMO successfully acquire companies and expand its eco-system, it would also increase its portfolio of Big Data. The data start with the aggregation of past, current, and prospective client information that to is now over 150,000 contacts. The data range from over 80,000 contacts for procurement officers at every agency within the U.S. government to over 40,000 contacts of architects across the U.S. The data are also granular down to grocery store owners by number of locations and cooling tower capacity of New York City commercial buildings.

These big data enable FOMO to increasingly create predictive modeling and machine learning within facilities and across its client roster to optimize efficiencies.

SMART POWER

Direct Current (DC) saves energy for buildings of all types as well as indoor farms for Controlled Environment Agriculture (CEA)

Next Generation DC System: Energy loss is reduced at multiple points of operation relative to typical Alternating Current systems.



DC MICROGRID
DC / Semiconductor
Based Loads
V
F
D
6% Savings
DC
2.5%
Savings
DC
2.5%
Savings
AC Grid
Power hub
Driver
DC
DC
11.5%
Savings
DC
DC
13%
Savings
EV
DC
DC
3.5%
Savings
3% to 5%
loss
DC
0% to 2%
loss
DC storage

- **Higher Efficiency**
- **Minimal Conversion Loss**
- Lower Operating Expense
- Safer
- Fewer Components
- More Reliable
- Less Real Estate
- Reduced Carbon Footprint

FOMO CORP

SUSTAINABLE DESIGN



21 Points:
Sustainable Building Optimization
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15 (a)
15 (b)
15 (c)
16
17
18
19
20
21

The breakdown below corresponds to each of the numbers on the schematic building diagram. FOMO's current holdings cover many of these, with more to come.

Roof:
1.Solar Photovoltaic (PV)
2.Solar Thermal (Water heating)
3.Wind (Vertical Axis Turbines)
4.Epoxy Cool Roof Systems (ECRS)
5.Insulation – Roof/Ceilings

Ceilings:
6.LED Lighting - Options: Sensors (Occupancy, Light Harvesting, etc.) Battery Backups; LiFi (Occupancy monitoring and internet access); "Driverless" Fixtures for Direct Current Microgrids

Exterior Walls:
7.Insulation - Walls
8.Windows
9.Blinds (Retractable "smart" tech)

Interior Walls:
10.LED Lighting (e.g. sconces, pendants, desk lamps, etc.)
11.Plug load (Controls "smart" tech)

Mechanical Rooms:
12.Geothermal (integration with exterior/wells)
13.HVAC - (installation and optimization with and without new equipment)
14.Water Management (filtration and waste water)

Exterior Site:
15.LED Lighting for (a) property, (b) landscape, (c) parking and street lights (advanced sensors for security)
16.Water conservation (for landscaping)
17.Solar (Ground mount)
18.Wind (Pole mount)

Integration Technology:
19.Building Energy Management Systems
20.Internet of Things
21.Direct Current (DC) Microgrid